                          GENERAL SECURITY AGREEMENT

1.   DEBTOR:   GLOBAL ALASKA INDUSTRIES, INC.
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          Address of Debtor's chief executive office (if different):

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2.   CREDITOR: MARK GRIFFIN
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          Individually and as Agent for the below - described Creditor:

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          (collectively, the "Creditor")

3.   COLLATERAL:

     A.   TYPE (Indicate which types of collateral are being pledged.)

  X       EQUIPMENT:
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             All Equipment of Debtor now owned or hereafter acquired including but in no way limited to furniture or machinery of all sorts, fixtures and the property described on the attached list, accessories, accessions, replacements and substitutions therefore, together with all attachments thereto.

                    (FIXTURES TO BE FILED IN REAL ESTATE RECORDS)
             -----   -------------------------------------------

  X       INVENTORY:
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             All Inventory of Debtor, now owned or hereafter acquired wherever located. All goods of like kind or type hereafter acquired by Debtor in substitution or replacement thereof now owned or hereafter acquired;

  X       ACCOUNTS:
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             All Accounts of Debtor, now existing or hereafter created.
             Accounts means all accounts receivable, created from the sale of goods and instruments relating to any such accounts, all guaranties and other collateral held by Debtor as security for or with respect to any of the foregoing and proceeds thereto, all indebtedness and all obligations, whether now existing or hereafter arising, due or to become due Debtor, and all rights to payment, whether now existing or hereafter arising, and proceeds thereof, whether or not earned, for or on account of Debtor sold or to be sold or for or on account of services rendered or to be rendered by Debtor and all invoices, contracts, claims, instruments, agreements, accounts, whether now existing or hereafter arising and proceeds thereof, whether or not earned, for or on account of Debtor sold or to be sold evidencing or representing any such indebtedness, obligations or rights and all amendments, modifications and supplements to any such invoice, contract, claim, instrument, agreement or account; and all guaranties and other collateral held by Debtor as security for or with respect to any of the foregoing; and other property, rights or interests of Debtors, which shall at any time come into the possession, custody or control of the Creditor for any purposes and in any manner; and the proceeds, products, additions and accessions of and to any of the foregoing;

  X       GENERAL INTANGIBLES:
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             All intangible personal property of the Debtor now owned or hereafter acquired including but in no way limited to contracts, claims, credits, choses in action, insurance claims, licenses, license royalties, leases, permits, trademarks, patents, patent rights, copyrights, customer lists, computer software, interests in partnership and joint ventures, tax refunds, bank accounts, lawsuits, amounts due or to become due, all rights to payment of any type whether in kind or in cash and any other benefits under any current or future governmental program; and

             AGRICULTURAL PRODUCTS:
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             All crops, livestock and other agricultural goods and farm products described below whether now owed or hereafter acquired:




     B.   OTHER PROPERTY:
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          Any other property, rights or interest of Debtor which shall at any time come into the possession, custody, or control of Creditor for any purpose or in any manner and all property similar to that described above now owned or hereafter acquired by the Debtor including, but not limited to additions, substitutions, replacements, progeny of livestock and the product, proceeds, additions and accessions of and to any of the foregoing.

     C.   LOCATION:
          --------
          Wherever located and including but not limited to collateral located as follows (need legal description if fixtures is checked).

     Description of Property             Location
     -----------------------             --------

4.   OBLIGATIONS:

     (a) All indebtedness evidenced and created by the following described promissory Note (the "Note") payable to the order of Creditor, and all refinancings, renewals, restatements, and extensions thereof, and all amendments and modifications thereto and all promissory notes issued in substitution therefor:

     Date Amount           Maturity Date                  Maker
                                         (if other than
                                          Debtor)

  A.   August _______,     $4,000,000    August _______,
       1997                              2004

     and

     (b) All indebtedness or obligations of Debtor to the Creditor, direct or indirect, absolute or contingent, now existing or hereafter arising, including, but not limited to, the performance and observance of any term or condition of this Agreement, and

     (c) All expenditures made or incurred by the Creditor to protect and maintain the Collateral and to enforce its rights under the Note and this Agreement, as more fully set forth herein.

5. SECURITY INTEREST: Debtor hereby grants to the Creditor a security interest in the Collateral. The security interest is given to secure the payment and performance of the Obligations. Unless the context otherwise indicates, the terms "General Intangibles," "Equipment," "Inventory,""Fixtures," "Furniture," or "Account" or "Accounts" in this Agreement refers to that part of the Collateral consisting of such property. Inventory shall include goods of Debtor in the hands of manufacturers or suppliers or in the process of delivery to Debtor or any agent or representative of Debtor.

          Where permitted under applicable law, Creditor hereby acquires a purchase money security interest in the Collateral.


7.   WARRANTIES AND REPRESENTATIONS:  Debtor warrants and represents to the
     Creditor:

     (a) Except for the security interest created by this Agreement, and except for the security interest held by MARK GRIFFIN securing the repayment of that certain promissory note in the principal amount of $4,000,000, Debtor is the owner of all the Collateral or will be at the time such Collateral is created or acquired, free and clear of all liens, security interests and encumbrances;

     (b) Except as otherwise indicated by Debtor to the Creditor in writing, at the time any property of any type becomes subject to the security interest granted in this Agreement Debtor will be the owner of such property with the absolute right to transfer any interest therein, and if the property is on Account, the Account will be a valid obligation of the Account debtor, enforceable in accordance with its terms and to the best of Debtor's knowledge and belief, free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, prepayments, defenses and conditions precedent other than the security interest created by this Agreement;

     (c) The unpaid amount and all other information shown relating to all Accounts in Debtor's books and on any schedule, certificate or report at any time given by Debtor to the Creditor is and will be true and correct as of the date indicated;

     (d) All chattel paper, documents and instruments which are part of the Collateral are valid and genuine and comply with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be;

     (e) No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement;

     (f) If Debtor is a corporation or partnership, its articles of incorporation or certificate and bylaws or its partnership agreement do not prohibit any term or condition of this Agreement;

     (g) The execution and delivery of this Agreement will not violate any laws or agreement governing Debtor or to which Debtor is a party; and

     (h) All information and statements in this Agreement are and will continue to be true and correct.

8. COVENANTS OF DEBTOR: Unless and until the Creditor expressly consents to another course of action:

     (a) Debtor shall, at such intervals and in such form and manner as the Creditor may require, execute, deliver and otherwise provide the Creditor with schedules confirming or assigning to the Creditor the Accounts or other Collateral herein described and intended to be covered by this Agreement and copies of invoices, evidences of shipment or delivery and such other information, including aging and reconciliation reports, as the Creditor may deem necessary or advisable. Additionally, Debtor shall from time to time execute financing statements and other documents in form satisfactory to the Creditor (and pay the cost of filing or recording them in whatever public offices the Creditor deems necessary or advisable) and perform such other acts as the Creditor may request to perfect and maintain a valid properly perfected security interest in the Collateral;

     (b) At the Creditor's request Debtor shall mark or stamp each of its individual ledger sheets or cards pertaining to Accounts with the legend "For value received, this Account has been assigned to the Creditor," and shall stamp or otherwise mark and keep its books and records relating to the Collateral in such manner as the Creditor may deem necessary or advisable;

     (c) Debtor shall (i) keep such books and records pertaining to the Collateral, and at such office or offices of Debtor, as may be satisfactory to the Creditor, (ii) permit representatives of the Creditor at all reasonable times to inspect the Collateral, and to inspect and make abstracts from Debtor's books and records pertaining or relating to the Collateral, and (iii) from time to time prepare or cause to be prepared and deliver to the Creditor all financial statements, reports and data requested by the Creditor, at such times and in such form as may be satisfactory to the Creditor;

     (d) Debtor shall give such written notice to Account debtors as the Creditor may at time request. The Creditor may at any time, whether or not an Event of Default exists under this Agreement, (i) notify any Account debtor of the Creditor's interest in the Collateral,
          (ii) request information as to the Collateral from any Account debtor, and (iii) notify an Account debtor to make all payments with respect to the Collateral directly to the Creditor or in any other manner directed by the Creditor;

     (e) Debtor shall (i) not sell, transfer, lease, abandon, assign or otherwise dispose of any of the Collateral or any interest therein (except that Inventory may be sold in the ordinary course of business) or any other material asset of the Debtor; (ii) not permit the Collateral to become a part of or to be affixed to any real or personal property without first making arrangements satisfactory to the Creditor to protect the Creditor's security interest therein;
          (iii) promptly notify the Creditor of any Event of Default or any event which with the giving of notice of passage of time a failure to cure could become an Event of Default, as defined in paragraph 12; (iv) defend the Collateral against the claims and demands of all persons; and (v) pay promptly all taxes and assessments with respect to the Collateral;

     (f) Debtor shall carry such insurance on the Collateral as may be satisfactory to and may be requested by the Creditor. If requested by the Creditor all insurance policies shall be written for the benefit of Debtor and the Creditor as their interests may appear, shall provide for 30 days' written notice to the Creditor prior to cancellation and shall be deposited with the Creditor. The Creditor may act as attorney for Debtor in making adjusting and settling claims under or cancelling such insurance and endorsing Debtor's name on any draft relating thereto. The Creditor in its sole discretion may apply any proceeds of insurance towards payment of the Obligations, whether or not due, in any order of priority;

     (g) Debtor shall duly pay and discharge all taxes, assessments, and governmental charges prior to the date on which penalties are attached thereto unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings, and promptly pay all bills, immediately notifying Creditor of inability to do so;

     (h) At its option, the Creditor may discharge taxes, liens, security interests and other encumbrances against the Collateral and may pay for the repair of any damage to the Collateral, the maintenance and preservation thereof and insurance thereon. Debtor shall reimburse the Creditor on demand for any payments so made, plus interest of such payment. Any such payments by the Creditor shall be a fixed indebtedness of Debtor to the Creditor, secured by the Collateral even if such payments cause the total outstanding indebtedness of Debtor to exceed Debtor's loan limit;

     (i) Debtor shall not incur or permit to be outstanding any indebtedness for borrowed money except (i) indebtedness to the Creditor,
          (ii) current obligations incurred in the ordinary course of business and (iii) other indebtedness for which the Creditor has given or may in the future give its express consent;

     (j) Debtor shall not pledge, mortgage or otherwise encumber, or create or permit a security interest to exist in any of the Collateral or any other asset of the Debtor, to or in favor of anyone other than the Creditor, and shall keep the Collateral in good condition and repair;

     (k) Except for temporary processing or storage, all Collateral, including without limitation Inventory, shall be kept at Debtor's address or addresses listed on the first page of this Agreement or at such other location as shall be satisfactory to the Creditor;

     (l) Debtor shall report to Creditor any change in the location of any portion of the Collateral;

     (m) If Debtor is a partnership or corporation it shall not change its name, the name under which it is doing business or corporate structure without providing prior notice thereof to the Creditor;

     (n) A carbon, photographic, or other reproduction of this Security Agreement, or any Financing Statement executed in connection herewith, is sufficient as a Financing Statement and may be filed or recorded as such in any office where a Financing Statement on the Collateral described herein may be filed;

     (o) Debtor hereby expressly grants Secured Party a power of attorney, and appoints and constitutes Secured Party as Debtor's agent, for the purpose and with the power to sign on behalf of Debtor and in Debtor's name, one or more Financing Statements covering any of the Collateral described herein; and

     (p) These covenants are hereby supplemented by those set forth in the Loan Agreement, if executed and delivered in connection herewith.

9. COLLECTION OF ACCOUNTS: Until revocation of this authority, Debtor, as agent of the Creditor and at the expense of Debtor:

     (a) shall endeavor to collect all amounts due and owing on the Accounts, including the taking of such action to repossess goods, impose liens or enforce payment as the Creditor or Debtor may deem proper;

     (b) shall receive in trust for the account of the Creditor such goods as may be returned or rejected by or repossessed from Account debtors, and hold such goods and the proceeds thereof separate as the Creditor's property, without commingling them with Debtor's property, and remit promptly any proceeds of sale or lease of such goods in the manner described in paragraph 10 below; and

     (c) may in the ordinary course of business grant to Account debtors any rebate, refund or allowance to which they are entitled provided that Debtor shall not compromise any claims after the occurrence of an Event of Default or an event which with the giving of notice, the passage of time or failure to cure would become an Event of Default.

10.  PAYMENTS OF PROCEEDS TO CREDITOR:

     (a) Debtor shall receive all payments with respect to the Collateral in trust for the Creditor, without commingling them with any other funds or property of Debtor, and upon the occurrence of an Event of Default (until such authority is revoked or different instructions are given by the Creditor) shall immediately deliver them to the Creditor in the exact form received, bearing Debtor's full-recourse endorsement or assignment when necessary, for application to the Obligations in any order of priority determined by the Creditor. Debtor shall have the liability of a general endorser with respect to such payments and hereby waives presentment, notice of dishonor, protest, demand and all other notices with respect thereto, whether or not Debtor endorses the instruments or other evidences of payment and regardless of the form of payment or of Debtor's endorsement or assignment thereon.

     (b) At the election of the Creditor, which may be indicated on an addendum, all payments described in the preceding subparagraph 10.a shall be deposited in a separate bank account maintained by the Creditor (the "Pledge Account"), from which Debtor shall have no right to withdraw funds and from which Debtor agrees to make available funds to the Creditor if the Creditor specifically requests same for payment of the Obligations. All instruments evidencing payments shall be deposited in the Pledge Account subject to final payments, and all deposits therein shall be held as security for the Obligations. From time to time in its discretion the Creditor may apply all or any of the balance in the Pledge Account to payment of the Obligations in any order of priority determined by the Creditor. Additionally, the Creditor in its discretion may release all or any of the balance in the Pledge Account to Debtor.

11.  RIGHTS OF THE CREDITOR:

     (a) The Creditor shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Debtor shall request, but failure to honor any such request shall not of itself be deemed a failure to exercise reasonable care. The Creditor shall not be required to take any steps necessary to preserve any rights in the Collateral against parties claiming an interest in the property prior in right to the Creditor's interest nor to protect, preserve or maintain any security interest given to secure nor to protect, preserve or maintain any security interest given to secure any of the Collateral.

     (b) Debtor hereby irrevocably appoints the Creditor as the attorney of the Debtor, with full powers of substitution and at the cost and expense of Debtor, to exercise any of the following powers with respect to any of the Accounts: (i) demand, sue for, collect and give receipts for any payments due thereon or by virtue thereof;
          (ii) receive, take, endorse, assign and deliver chattel paper, documents, instruments and all other property taken or received by the Creditor in connection therewith including the right of Creditor to open mail of the Debtor to obtain checks, instruments and other payments made on accounts; (iii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;
          (iv) sell, transfer, assign or otherwise deal therein or therewith as fully and effectually as if the Creditor were the absolute owner thereof, and (v) extend the time of payment thereof and make allowances and other adjustments with reference thereto. In exercising any power herein granted the Creditor may act in its name or the name of Debtor.

     (c) The Creditor shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Creditor in this Agreement, and shall not be responsible for any failure to do so or delay in so doing.

12. EVENTS OF DEFAULT: Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions ("Events of Default"):

     (a) Default in the due payment, performance or observance of any of the Obligations unless cured within any applicable grace period;

     (b) Any warranty, representation or statement of Debtor in this Agreement, or otherwise made or furnished to the Creditor or on behalf of Debtor, proves to have been false in any material respect when made or furnished;

     (c) Any event which results in the acceleration or maturity of the obligations indebtedness of Debtor to the Creditor or indebtedness to any other person under any security or loan agreement, indenture, note or other undertaking;

     (d) Loss, theft or destruction of or substantial damage to any of the Collateral or the seizure or taking of any of the Collateral by any government or similar authority, or the issuance of a writ, order of attachment or garnishment with respect thereto;

     (e) Death, dissolution, insolvency (however expressed or indicated), termination of existence of, appointment of a receiver of any part of the property of, assignment for the benefits of creditors by, or the commencement of any proceeding under any bankruptcy, reorganization, arrangement, insolvency or other law relating to the relief of debtors by or against, Debtor or any guarantor or surety for Debtor under any of the Obligations; or

     (f) Good faith belief by the Creditor that the Obligations are inadequately secured or that the prospect of payment, performance or observance of any of the Obligations is impaired. If the security interest created by this Agreement is given to secure the Obligations of a person other than Debtor, an additional Event of Default shall be the happening of any of the above events or conditions to, by or with respect to such other person.

13.  REMEDIES:

     (a) Upon the occurrence of any Event of Default, the Creditor may, without notice or demand, declare any of the Obligations immediately due and payable and this Agreement in default, and thereafter the Creditor shall, inter alia, have the remedies of a secured party under the Uniform Commercial Code as then in effect in Alaska, including, without limitation, the right (i) to take possession of the Collateral not then in its possession and (ii) to have Debtor assemble such Collateral and make it available to the Creditor at a place to be designated by the Creditor which is reasonably convenient to both parties. To take possession, the Creditor may enter upon any premises and remove the Collateral therefrom. If notice is required by law, five days prior to notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be deemed reasonable notice to Debtor.

     (b)

     (c) As a supplemental or additional remedy, the Creditor shall also be entitled, without notice or demand and to the extent permitted by law, (i) to hold, use, operate, manage and control all or any part of the Collateral; (ii) to demand, collect and retain all earnings, proceeds and other sums due or to become due with respect to the Collateral, accounting only for the net earnings arising from such use and charging against receipts from such use all other costs, expenses, charges, damage or loss by reason of such use, and
          (iii) to exercise or continue to exercise all of the rights granted to the Creditor in paragraph 11. Notwithstanding the foregoing, the Creditor shall also be entitled without notice or demand and to the extent permitted by law, to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights granted to the Creditor in this paragraph.

14.  GENERAL:

     (a) No default shall be waived by the Creditor except in writing and no waiver of any payment or other right under this Agreement shall operate as a waiver of any payment or other right under this Agreement shall operate as a waiver of any other payments or right.

     (b) Without affecting any obligations of Debtor under this Agreement without notice or demand, the Creditor may renew, extend, or otherwise change the terms and conditions of any of the Obligations, take or release any other Collateral as security for any of the Obligations, and add or release any guarantor, endorser, surety or other party to any of the Obligations.

     (c) The Creditor may assign, transfer or deliver any of the Collateral to any transferee of any of the Obligations, and thereafter shall be fully discharged from all responsibility with respect to such Collateral, but the Creditor shall retain all powers and rights hereunder with respect to any of the Collateral remaining.

     (d) This Agreement may be terminated by either party upon ten days' prior written notice to the other but such termination shall be effective only as to new Obligations of Debtor subsequently incurred; as to transactions entered into, rights or interests created or Obligations created or arising (and refinancings, renewals, modifications, amendments and extensions thereof, if any), prior to such termination, this Agreement shall remain fully effective as if such termination had not occurred.

     (e) Any consent of the Creditor and any notice or other communication from Debtor required or contemplated by this Agreement shall be in writing. Any written notice intended for Debtor shall be deemed given if mailed, postage prepaid to Debtor at the address given on the first page of this Agreement or at such other address given by notice as herein provided. If intended for the Creditor, notice shall be deemed given only if actually received by the Creditor.

     (f) If there is more than one Debtor, all of the terms and conditions of this Agreement shall apply to each and every one of them. Delivery by the Creditor to any Debtor of any of the Collateral shall discharge the Creditor from any further liability or responsibility therefor.

     (g) This Agreement shall be construed under and governed by the substantive laws of Alaska without reference to choice of law rules, including Alaska's, and Debtor hereby consents to personal jurisdiction in and agrees that any litigation in any way related to this Agreement shall be brought and prosecuted in a court of competent jurisdiction sitting in the Anchorage, Alaska and no where else.

     (h) Except as modified by this Agreement and unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in Alaska shall have the meanings therein stated.

     (i) All of the rights of the Creditor under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall be binding upon the heirs, legal representatives, successors and assigns of Debtor.


Dated:    August 1, 1997                /s/ Stephen G. Calandrella
          -----------------------       ---------------------------------



          N/A                           By:  President
                                             ----------------------------
Secretary, if a Corporate Debtor                            Title:


[SEAL]                                  ---------------------------------